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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                       Date of Report: September 22, 2000
                            (earliest event reported)





                           VIPC COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





          Delaware                    0-25747                 33-0812709
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)



94 Rue de Lausanne, CH1202, Geneva Switzerland                          N/A
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   (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:     011-41-22-9000000
                                                   -----------------------------


                                Beach Couch, Inc.
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

         On August 25, 2000, an Information Statement was mailed to the stockholders of Beach Couch, Inc. (the "Registrant") in connection with the prior approval by the Registrant's Board of Directors of an amendment to the Certificate of Incorporation to change the name of the Registrant to VIPC Communications, Inc. (the "Amendment") and the adoption by the holders of a majority of the outstanding shares of common stock of the Registrant by written consent in lieu of meeting in accordance with Delaware law. Accordingly, all necessary corporate approvals in connection with the Amendment were obtained. The Information Statement was furnished solely for the purpose of informing the stockholders, in the manner required under the Securities and Exchange Act of 1934, as amended, of the change of the Registrant's name to VIPC Communications, Inc.

         On September 21, 2000, the Registrant filed the Amendment with the Office of the Delaware Secretary of State, which became effective at 4:00 p.m. on September 22, 2000, to change the name of the Registrant to "VIPC Communications, Inc."

         The Registrant's common stock is quoted on the OTC Bulletin Board under the new symbol "VPCM".

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits. The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-B.

           Exhibit No.              Description
           -----------              -----------
               3.3                  Certificate of Amendment, as amended on September 22, 2000, and currently in effect. (filed herewith.)

               3.4                  Bylaws for VIPC Communications, Inc., as restated on October 9,
                                    2000 and currently in effect. (filed herewith.)




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        VIPC COMMUNICATIONS, INC.


                                        By: /s/ Zhang Lebing
                                           -------------------------------------
                                           Zhang Lebing, Chief Executive Officer


Date:  November 9, 2000




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                                  EXHIBIT INDEX

      Exhibit No.                   Description
      -----------                   -----------
         3.3                        Certificate of Amendment, as amended on September 22, 2000, and currently in effect. (Filed herewith.)

         3.4                        Bylaws for VIPC Communications, Inc., as restated on October 9,
                                    2000 and currently in effect. (filed herewith.)